16. INCOME TAXES	12 Months Ended
Dec. 31, 2025
Notes
16. INCOME TAXES

16.INCOME TAXES

The Company is subject to income taxes in Canada, the United States and other jurisdictions in which it operates. Income taxes are accounted for in accordance with IAS 12, Income Taxes, and uncertain tax treatments are considered in accordance with IFRIC 23. For the years ended December 31, 2025, and 2024, the Company did not recognize any current or deferred income tax expense or benefit, and there was no net impact on the consolidated statement of financial position, consolidated statement of loss and comprehensive loss, equity or other comprehensive income. The Company has taxable temporary differences relating primarily to property and equipment and goodwill, resulting in gross deferred tax liabilities; however, deferred tax assets have been recognized only to the extent of those taxable temporary differences, resulting in a nil net deferred tax asset or liability. Deferred tax assets have not been recognized for tax losses and deductible temporary differences in excess of the amount supported by taxable temporary differences because it is not probable that sufficient future taxable profits will be available against which such amounts can be utilized. As of December 31, 2025, the Company had Canadian non-capital loss carryforwards of approximately $24.7 million, expiring between 2043 and 2045. The expected tax recovery at the applicable statutory rate has been fully offset by unrecognized deferred tax assets, resulting in an effective tax rate of 0.0% for the years presented. The Company will reassess the recognition of deferred tax assets at each reporting date and will recognize previously unrecognized deferred tax assets to the extent it becomes probable that future taxable profits will be available against which such losses and temporary differences can be utilized. Management has assessed the Company’s tax positions and concluded that no material provision for uncertain tax treatments is required.